Properties and Equipment	12 Months Ended
Dec. 31, 2011
Properties and Equipment [Abstract]
Properties and Equipment

Note 8. Properties and Equipment

Properties and equipment is carried at cost and consists of the following:

	Estimated Useful Life (a) (Years)	December 31,
		2011	2010
		(Millions)
Proved properties	(b)	$9,806	$9,564
Unproved properties	(c)	1,528	1,818
Gathering, processing and other facilities	15-25	89	57
Construction in progress	(c)	677	558
Other	3-25	99	126

Total properties and equipment, at cost		12,199	12,123
Accumulated depreciation, depletion and amortization		(3,977)	(4,056)

Properties and equipment—net		$8,222	$8,067

(a)	Estimated useful lives are presented as of December 31, 2011.
(b)	Proved properties are depreciated, depleted and amortized using the units-of-production method (see Note 1).
(c)	Unproved properties and construction in progress are not yet subject to depreciation and depletion.

Unproved properties consist primarily of non-producing leasehold in the Williston Basin (Bakken Shale) and the Appalachian Basin (Marcellus Shale) and acquired unproved reserves in the Powder River and Piceance Basins.

On December 21, 2010, we closed the acquisition of 100 percent of the equity of Dakota-3 E&P Company LLC for $949 million, including closing adjustments. This company held approximately 85,800 net acres on the Fort Berthold Indian Reservation in the Williston Basin of North Dakota. Approximately 85% of the acreage was undeveloped. Approximately $400 million of the purchase price was recorded as proved properties, $542 million as unproved properties within properties and equipment and $5 million of prepaid drilling costs (no significant working capital was acquired). Revenues and earnings for the acquired company were nominal and thus insignificant to us for the years ended December 31, 2010 and 2009.

As discussed in Note 4 in 2010, the Company sold certain gathering and processing assets in Colorado’s Piceance Basin with a net book value of $458 million to WPZ.

In May 2010, we entered into a purchase agreement consisting primarily of non-producing leasehold acreage in the Appalachian Basin and a 5 percent overriding royalty interest associated with the acreage position for $599 million.

Construction in progress includes $113 million in 2011 and $142 million in 2010 related to wells located in Powder River. In order to produce gas from the coal seams, an extended period of dewatering is required prior to natural gas production.

In 2009, we adopted Accounting Standards Update No. 2010-03, which aligned oil and gas reserve estimation and disclosure requirements to those in the Securities and Exchange Commission’s final rule related thereto. Accordingly, our fourth quarter 2009 depreciation, depletion and amortization expense was approximately $17 million more than had it been computed under the prior requirements of which $5 million relates to discontinued operations.

Asset Retirement Obligations

Our asset retirement obligations relate to producing wells, gas gathering well connections and related facilities. At the end of the useful life of each respective asset, we are legally obligated to plug producing wells and remove any related surface equipment and to cap gathering well connections at the wellhead and remove any related facility surface equipment.

A rollforward of our asset retirement obligation for the years ended 2011 and 2010 is presented below.

	2011	2010
	(Millions)
Balance, January 1	$274	$229
Liabilities incurred during the period	20	42
Liabilities settled during the period	(2)	(2)
Liabilities associated with assets sold	—	(22)
Estimate revisions	(23)	5
Accretion expense *	20	22

Balance, December 31	$289	$274

Amount reflected as current	$6	$3

*	Accretion expense is included in lease and facility operating expense on the Consolidated Statement of Operations.

Estimate revisions in 2011 are primarily associated with changes in anticipated well lives and plug and abandonment costs.